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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  November 26, 1996
                                                         -----------------


                              THE REGISTRY, INC.
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

  MASSACHUSETTS                        0-28192                  04-2920563
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)



189 Wells Avenue, Newton, MA 02159                                   02159
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(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code:  (617) 527-6886
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                           This is page 1 of 3 pages.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

  On December 10, 1996, The Registry, Inc. (the "Registrant") filed a Current Report on Form 8-K with the Securities and Exchange Commission (the "Commission") which described the Registrant's acquisition by merger of each of Application Resources, Inc. and Shamrock Computer Resources, Ltd. The Report indicated that the financial statements required by Rule 3-05 of Regulation S-X and the pro forma financial information required by Article 11 of Regulation S-X will be filed by the Registrant in an amendment to its Report on Form 8-K. This Report on Form 8-K/A files such financial statements.

  Financial Statements of the Acquired Businesses

  (a) The required financial statements with respect to both of the acquired businesses referred to in Item 2 of the Report are set forth on pages F-26 through F-72 in Amendment No. 1 the Registrant's registration statement on Form S-1 (File No. 333-19991), as filed with the Commission on January 30, 1997 and are hereby incorporated by reference.

  (b) The Registrant's consolidated financial statements on pages F-2 through F-25 in Amendment No. 1 to the Registrant's registration statement on Form S-1 (File No. 333-19991) contain combined financial information of the Registrant and both of the acquired businesses and, accordingly, no separate pro forma presentation is required under Article 11 of Regulation S-X of the Securities Act of 1933, as amended. Such consolidated financial statements are hereby incorporated by reference.

  (c) Exhibits:

      2.1 Agreement and Plan of Merger dated October 30, 1996 among The Registry, Inc., Application Resources, Inc. and ARI Acquisition Corp.*

      2.2 Agreement and Plan of Merger dated November 26, 1996 among The Registry, Inc., Shamrock Computer Resources, Ltd. and SCR Acquisition Corp.*

      2.3 Agreement to furnish copies of omitted annexes, schedules and exhibits to the ARI Merger Agreement and the SCR Merger Agreement.*

     23.1  Consent of Price Waterhouse LLP, independent accountants.

     23.2  Consent of Ernst & Young LLP, independent accountants.

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     *Previously filed.

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     23.3  Consent of Graves, McKenna, Lundeen & Almquist, P.L.L.P., independent accountants.

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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to its Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                   THE REGISTRY, INC.


                         By:   /s/ Robert E. Foley
                            --------------------------------------------------
                            Name:  Robert E. Foley
                            Title: Chief Financial Officer


Date:  February 7, 1997

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